Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Glenn M. Renwick	Chairman of the Board, President, Chief Executive Officer and Director
Glenn M. Renwick

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 16th day of April 2014.

/s/ Brian C. Domeck	Vice President and Chief Financial Officer
Brian C. Domeck

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 16th day of April 2014.

/s/ Jeffrey W. Basch	Vice President and Chief Accounting Officer
Jeffrey W. Basch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 17th day of April 2014.

/s/ Stephen R. Hardis	Lead Independent Director
Stephen R. Hardis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Stuart B. Burgdoerfer	Director
Stuart B. Burgdoerfer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Charles A. Davis	Director
Charles A. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Roger N. Farah	Director
Roger N. Farah

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 17th day of April 2014.

/s/ Lawton W. Fitt	Director
Lawton W. Fitt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Jeffrey D. Kelly	Director
Jeffrey D. Kelly

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Heidi G. Miller	Director
Heidi G. Miller, Ph.D.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Patrick H. Nettles	Director
Patrick H. Nettles, Ph.D.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: each undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Brian C. Domeck, Suzanne K. Hanselman, Charles E. Jarrett, R. Steven Kestner, Thomas A. King, Glenn M. Renwick and Dane A. Shrallow, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by each of the undersigned, in the capacity(ies) indicated, on the 21st day of April 2014.

/s/ Bradley T. Sheares	Director
Bradley T. Sheares, Ph.D.